EXHIBIT 99.3

ANVIA HOLDINGS CORPORATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between ANVIA Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”) and Host Group of Companies Pty Ltd.(“HOST”).

Anvia Holdings Corporation

Pro Forma

Balance Sheet - Unaudited

March 31, 2019

	Anvia Holdings Corporation (#)	Host Group of Companies Pty. Ltd.		Proforma
	March 31, 2019	March 31, 2019	Proforma Adjustments	As Adjusted
Assets
Current assets
Cash and cash equivalents	$193,651	$2,947	$-	$196,598
Accounts receivable	482,624	-	-	482,624
Other receivables	372,168	37,012	-	409,180
Total Current Assets	1,048,443	39,959	-	1,088,402

Property, plant and equipment, net	456,549	268,290	-	724,839
Intangible assets	6,929	-	-	6,929
Other investments	912,294	-	-	912,294
Goodwill	3,405,404	-	3,595,098	7,000,502
Total Non-Current Assets	4,781,176	268,290	3,595,098	8,644,564

Total Assets	5,829,619	308,249	3,595,098	9,732,966

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Account payables	$109,838	$223,455	$-	$333,293
Accounts payable and accrued liabilities	2,322,838	384,406	-	2,707,244
Embedded Conversion option liability	9,232,412	-	-	9,232,412
Convertible notes payable	1,575,858	-	-	1,575,858
Amount owing to Directors	503,940	-	-	503,940
Borrowings	475,756	234,823	552,000	1,262,579
Provision for taxation	597,365	14,666	-	612,031
Total Current Liabilities	14,818,007	857,350	552,000	16,227,357

Total Liabilities	14,818,007	857,350	552,000	16,227,357

Stockholders’ Equity
Series A Preferred stock, $0.0001 par value, 100,000,000 shares authorized; 42,257,877 shares issued and outstanding at March 31, 2019	4,226	765,872	(765,806)	4,292
Discount on common stock	(500)	-	-	(500)
Additional paid-in capital	2,633,127	-	2,493,931	5,127,058
Stock subscriptions	(262,768)	-	-	(262,768)
Accumulated deficit	(11,246,233)	(1,368,543)	1,368,543	(11,246,233)
Accumulated other comprehensive loss	(118,560)	53,570	(53,570)	(118,560)
Total Anvia Holdings Corporation stockholders’ equity	(8,990,708)	(549,101)	3,043,098	(6,496,711)
Non-controlling interest	2,320	-	-	2,320
Total Stockholders’ Equity	(8,988,388)	(549,101)	3,043,098	(6,494,391)
Total Liabilities and Stockholders’ Equity	$5,829,619	$308,249	$3,595,098	$9,732,966

# Please refer to Form 8-K announced on August 12, 2019

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the three months ended March 31, 2019

(Unaudited)

	Anvia Holdings Corporation (#)	Host Group of Companies Pty. Ltd.
	Three Months Ended	Three Months Ended		Proforma
	March 31, 2019	March 31, 2019	Proforma Adjustment	As Adjusted

Revenue	$1,885,296	$300,076	$-	$2,185,372
Cost of goods sold	(190,664)	(96,498)	-	(287,162)
Gross Profit	1,694,632	203,578	-	1,898,210

Operating Expenses
General and administrative	(2,696,104)	-	-	(2,696,104)
Other income	1,321	-	-	1,321
Operating Expenses	(2,940,793)	(188,726)	-	(3,129,519)

(Loss)/Profit From Operations	(3,940,944)	14,852	-	(3,926,092)

Finance costs
Interest expense	(4,622,306)	-	-	(4,622,306)

(Loss)/Profit Before Income Taxes	(8,563,250)	14,852	-	(8,548,398)

Provision for income taxes	(597)	-	-	(597)

Net (Loss)/Profit	(8,563,847)	14,852	-	(8,548,996)
Net income loss attributable to the non-controlling interest	(412)	-	-	(412)
Net (Loss)/Profit Attributable To The Shareholders of The Company	$(8,564,259)	$14,852	$-	$(8,549,408)

Other comprehensive income/(expense):
Foreign currency translation gain/(loss)	9,418	(4,641)	-	4,777
Comprehensive (loss)/profit	(8,554,841)	10,211	-	(8,544,631)

Other comprehensive income attributable to non-controlling interests	(112)	-	-	(112)
Total Comprehensive (Loss)/Income Attributable To The Shareholders of The Company	$(8,554,953)	$10,211	$-	$(8,554,743)

Basic and Diluted Loss per Common Share	$(0.20)	$0.01	-	$(0.20)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	980,002	(980,002)	42,257,877

# Please refer to Form 8-K announced on August 12, 2019

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the year ended December 31, 2018

(Audited)

	Anvia Holdings Corporation (#)	Host Group of Companies Pty. Ltd.		Proforma
	December 31, 2018	December 31, 2018	Proforma Adjustment	As Adjusted

Revenue	$2,496,693	$1,267,861	$-	$3,764,554
Cost of goods sold	(818,502)	(398,605)	-	(1,217,107)
Gross Profit	1,678,191	869,256	-	2,547,447

Operating Expenses
General and administrative	(1,357,024)	-	-	(1,357,024)
Other income	23,244	-	-	23,244
Operating Expenses	(1,753,061)	(870,363)	-	(2,623,424)

Loss From Operations	(1,408,650)	(1,107)	-	(1,409,757)

Finance costs
Interest expense	(1,278,022)	-	-	(1,278,022)

Loss Before Income Taxes	(2,686,672)	(1,107)	-	(2,687,779)

Provision for income taxes	(5,909)	3,708	-	(2,201)

Net (Loss)/Profit	(2,692,581)	2,601	-	(2,689,980)
Net income attributable to the non-controlling interest	16,009	-	-	16,009
Net (Loss)/Profit Attributable To The Shareholders of The Company	$(2,676,572)	$2,601	$-	$(2,673,971)

Other comprehensive (expense)/income:
Foreign currency translation (loss)/gain	(27,423)	61,159	-	33,736
Comprehensive (loss)/income	(2,703,995)	63,760	-	(2,640,235)

Other comprehensive income attributable to non-controlling interests	564	-	-	564
Total Comprehensive (Loss)/Income Attributable To The Shareholders of The Company	$(2,703,431)	63,760	-	(2,639,671)

Basic and Diluted (Loss)/Income per Common Share	$(0.06)	$0.07	$-	$(0.06)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	980,002	(980,002)	42,257,877

# Please refer to Form 8-K announced on August 12, 2019.

* Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On May 14, 2019 Anvia Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”), a company incorporated under the laws of the State of Nevada, USA, through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd, entered into an agreement with Host Group of Companies Pty. Ltd.(“HOST”) and HOST’s shareholders whereby the Company 980,002 common shares were acquired at AUD 4,300,000 which is about USD 2,988,000, where AUD 800,000 shall be paid in cash, and AUD 3,500,000 shall be paid in shares of Anvia Holdings.

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical March 31, 2019 balance sheet of HOST after giving effect to the acquisition with Anvia Holdings Corporation. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of March 31, 2019 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of HOST included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform HOST’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 is presented as if the HOST acquisition had occurred on March 31, 2019 and combines the historical balance sheet of the Company at March 31, 2019 and the historical balance sheet of HOST at March 31, 2019.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and HOST for the period ended March 31, 2019 are presented as if the acquisition had taken place on March 31, 2019. The pro forma statement of operations and comprehensive loss for the period ended March 31, 2019 combines the historical results of the Company for the three months ended March 31, 2018 and the historical results of HOST for three months ended March 31, 2019.

The unaudited pro forma combined statement of operations and comprehensive loss for the year ended March 31, 2019 has been prepared by combining the Company’s historical consolidated statement of operations for the period ended March 31, 2019, with the historical consolidated statement of income of

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

●	To eliminate the equity account of HOST incurred before the date of the acquisition and adjust share capital of HOST.
●	To record the acquisition through debt financing.

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